                                                                   EXHIBIT 10.21

           DVD VIDEO DISC AND DVD ROM DISC PATENT LICENSE AGREEMENT
           --------------------------------------------------------

This Agreement having an effective date of October 1, 1999 by and between

U.S. PHILIPS CORPORATION, having its principal office at 580 White Plains Road, Tarrytown, New York 10591, (hereinafter referred to as "USPC").

and

Future Media Productions, Inc., having its principal office at 25136 Anza Drive, Valencia, California 91355 (hereinafter referred to as "Licensee")

WHEREAS, a new video and sound storage and reproduction system has been defined by Koninkliike Philips Electronics N.V., (hereinafter referred to as "Philips"), Sony Corporation of Japan ("Sony"), Pioneer Electronic Corporation of Japan ("Pioneer"), Hitachi Ltd. of Japan, Matsushita Electric Industrial Co. Ltd. of Japan, Mitsubishi Electric Corporation of Japan, Thomson Multimedia of France, Time Warner Entertainment Company L.P., of the USA, Toshiba Corporation of Japan, and Victor Company of Japan Ltd., of Japan, which system has been presented under the name "Digital Versatile Disc-Video System" ("DVD-Video System"), as well as a data storage and reproduction systems, which has been presented under the name "Digital Versatile Disc ROM-System" ("DVD-ROM System"), hereinafter collectively referred to as the "DVD Systems";

WHEREAS, the DVD Systems result from research and development efforts of each of the companies mentioned above;

WHEREAS, the DVD Systems have been formally adopted by the entity known as "the DVD Forum";

WHEREAS, Philips, Sony and Pioneer each own certain patent rights relating to the DVD) Systems;

WHEREAS, USPC has been authorized by Philips, Sony and Pioneer to grant licenses for the DVD Systems under certain patent rights relating to the DVD Systems, which are owned or controlled by Philips, Sony and its Associated Companies and by Pioneer and its Associated Companies respectively, as well as such patent rights relating to the DVD) Systems which are jointly owned by Pioneer, Sony and/or Philips, while Philips, Sony and Pioneer retain the right also to license their patent rights relating to the DVD Systems;

WHEREAS, Licensee desires the right to manufacture and sell discs based on one or more DVD Systems, and wishes such discs to be in conformity with the relevant Standard Specifications defining the DVD Systems;

NOW, THEREFORE, in consideration of the mutual obligations and covenants hereinafter set forth, the parties hereto have agreed as follows:
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                                       2




                            Article 1 - Definitions
                            -----------------------

The following terms used in this Agreement shall have the meanings set out below:

1.01 "Disc": a non-recordable reflective disc-shaped information carrier comprising any kind of information such as, but not limited to, audio, -video-, text- and/or data-related information, which is irreversibly stored in one or more information layers during and as an integral part of the manufacturing process of the disc in a form which is optically readable by play-back devices.

1.02 "DVD-Video Disc/DVD-ROM Disc": a replicated Disc comprising any kind of information such as, but not limited to, audio-, video, text-, and/or data-related information, encoded in digital form, which is optically readable by a DVD-Video Player or a DVD-ROM Player (as hereinafter defined) and conforms to the DVD-Video and DVD-ROM Standard Specifications (as hereinafter defined), the DVD-Video Disc and DVD-ROM Disc together being referred to as "DVD-Disc".

1.03 "DVD-Video and DVD-ROM Standard Specifications": the specifications for the DVD) Systems, as have been defined in the Standard Specifications for DVD and as specified in the document "DVD) Specification for Read-Only Disc, version 1.0" of August 1996, or any updated version thereof which has been formally approved by the DVD) Forum.

1.04 "Player": a play-back device for optically reading information stored on a Disc and converting such information into electrical signals for reproduction purposes.

1 .05 "DVD-Video Player/DVD-ROM Player": a Player which is designed and manufactured specifically for the reproduction of information stored on a DVD-Disc and the conversion of such information, which is bit-encoded according to the DVD-Video and DVD-ROM Standard Specifications, into electrical signals by means prescribed in the DVD-Video and DVD-ROM Standard Specifications, which electrical signals are directly capable and intended to be used for visual reproduction through standard television receivers and/or television monitors, or for reproduction of video, text and data related information through data handling and/or data processing equipment, the DVD-Video Player and DVD-ROM Player together referred to as "DVD-Player". Such DVD-Player may, in addition to reproducing information on a DVD-Disc, also be capable of reproducing information stored on a CD-Audio Disc and/or a CD-ROM Disc.

1.06 "Licensed Product(s)": a DVD-Video Disc or DVD-ROM Disc, having either a single or dual information layer(s) (which is/are readable from one side of the disc) or two single or dual information layers (which are readable from opposite sides of the disc).

1.07 "Licensed Patents": all patent rights (or any one or more of the patent rights as agreed in writing between USPC and Licensee on the Effective Date) relating to DVD-Discs for which USPC has the right to grant licenses to Licensee and its Associated Companies and which have a first filing date or are entitled to a first filing date prior to January 1, 1997 (but only to
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                                       3

          the extent that these patent rights are essential (as hereinafter defined) to Licensed Products), as listed in Exhibit I.

          The word "essential" as used in relation to patent rights in this Agreement shall refer to patent rights, the use of which is necessary (as a practical matter) for compliance with the Standard Specifications defining the relevant DVD Systems.

          Licensed Patents shall not include any patent rights relating to methods or the manufacture, use or sale of equipment for compression and/or decompression of audio signals concluding but not limited to the system known as MPEG-2 Audio) or for the compression or decompression of video signals in accordance with the system known under the name MPEG-2 Video.

1.08 "Associated Company": any business entity, in which Philips, Sony, Pioneer or Licensee controls, directly or indirectly, more than fifty percent (50%) of the shares entitled to vote for the election of directors, but any such business entity shall be deemed an Associated Company only for as long as such control exists.

          For the purpose of this Agreement, Discovision Associates shall not be deemed an Associated Company of Pioneer.

1.09 "Territory": the geographic area known as the United States of America, its territories and possessions.


                         Article 2 - Grant of rights
                         ---------------------------

Subject to the terms and conditions of this Agreement

2.01 For the term of this Agreement, USPC hereby grants to Licensee and its Associated Companies a non-exclusive, non-transferable license under the Licensed Patents to manufacture Licensed Products within the Territory and to use, sell or otherwise dispose of Licensed Products so manufactured in all countries of the world.

2.02 USPC, on behalf of Philips, Sony and Pioneer, further agrees, for as long as this Agreement is in force and effect, to grant Licensee and its Associated Companies a non-exclusive, non-transferable license, either by means of a sub-license arrangement or by means of individual licenses from Philips, Sony and Pioneer respectively, on reasonable, non-discriminatory terms, to manufacture Licensed Products within the Territory and to use, sell or otherwise dispose of Licensed Products so manufactured in all countries of the world, under any patent rights not yet licensed pursuant to Article 2.01 which are essential to the manufacture, use, sale or other disposal of Licensed Products, for which Philips, Sony and Pioneer and their respective Associated Companies have or may hereafter acquire the free right to grant licenses to Licensee and its Associated Companies. It is acknowledged and agreed that in respect of the patent rights as may be licensed pursuant to this Article 2.02 additional royalties may have to be paid over and above the royalties specified in Article 4.02 due on the basis of the use of Licensed Patents pursuant to Article 2.01.

2.03 USPC, on behalf of Philips, Sony and Pioneer, further agrees to grant Licensee and its Associated Companies upon their request, on reasonable non-discriminatory rates and conditions to be agreed upon from case to case, a non-exclusive, non-transferable license, either in a sub-license arrangement or by way of individual licenses from Philips, Sony and Pioneer respectively, to manufacture DVD-Players in the Territory and to use, sell or otherwise dispose of such DVD-Players so manufactured in all countries of the world, under any and all present and future patent rights essential to the manufacture, use, sale or other disposal of DVD-Players for which Philips, Sony and Pioneer and their respective Associated Companies have or may hereafter acquire the free right to grant licenses to Licensee and its Associated Companies for the manufacture, use, sale or other disposal of such DVD-Players.

2.04 In consideration of the undertakings set forth in Articles 2.01, 2.02 and 2.03 and similar undertakings by third party licensees of USPC or Philips and without prejudice to the provisions of Article 10 hereof, for a period of ten years from the Effective Date (as hereinafter defined) Licensee agrees to grant Philips, Sony and Pioneer and their respective Associated Companies and to other third parties who enter or have entered into a license agreement with USPC, Philips or an Associated Company of Philips concerning Licensed Products non-exclusive, non-transferable licenses, on reasonable, non-discriminatory conditions comparable to those set forth herein, to manufacture, use, sell or otherwise dispose of Licensed Products, under any and all present and future patent rights, for which Licensee or its Associated Companies may now have or may hereafter acquire the right to grant licenses and which are essential to the manufacture, use, sale or other disposal of Licensed Products, and which patent rights were first filed in any country of the world up to the date of termination of this Agreement. For the avoidance of doubt, the above undertakings shall only apply to those companies which accept or have accepted a similar undertaking as contained in this Article 2.04.

2.05 In addition, in consideration of the undertakings set forth in Articles 2.01, 2.02 and 2.03 and similar undertakings by third party licensees of USPC or Philips and without prejudice to the provisions of Article 10 hereof, for a period of ten years from the Effective Date, Licensee agrees to grant Philips, Sony and Pioneer and their respective Associated Companies and to other third parties who enter or have entered into a license agreement with USPC, Philips or an Associated Company of Philips concerning DVD-Players non-exclusive, non-transferable licenses, on reasonable, non-discriminatory conditions to be agreed upon from case to case, to manufacture, use, sell or otherwise dispose of DVD-Players under any or all present and future patent rights, for which Licensee or its Associated Companies may now have or may hereafter acquire the right to grant licenses and which are essential to the manufacture, use sale or other disposal of such DVD-Players and which patent rights were first filed in any country of the world up to the date of termination of this Agreement. For the avoidance of doubt, the undertaking set out in the preceding sentence shall only apply to those companies which accept or have accepted a similar undertaking as contained in this Article 2.05.

       IT IS EXPRESSLY ACKNOWLEDGED AND AGREED THAT:

       (I) THE LICENSES AND LICENSE UNDERTAKINGS HEREIN CONTAINED WITH RESPECT TO THE MANUFACTURE OF LICENSED PRODUCTS DO NOT COVER RECORDING MACHINES, EQUIPMENT OR METHODS FOR THE REPLICATION OF DISCS NOR THE MANUFACTURE OF MATERIALS OR REPRODUCTION RIGHTS FOR INFORMATION (SUCH AS AUDIO, VIDEO, TEXT AND/OR DATA-RELATED INFORMATION), CONTAINED ON DISCS TO BE PLAYED BACK ON A PLAYER; NOR DO THE LICENSE UNDERTAKINGS WITH RESPECT TO THE MANUFACTURE OF PLAYERS EXTEND TO THE MANUFACTURE OF COMPONENTS OF PLAYERS INCLUDING BUT NOT LIMITED TO SEMICONDUCTOR DEVICES, INTEGRATED CIRCUITS, LASERS, MOTORS AND LENSES, EXCEPT FOR PATENT RIGHTS RELATING TO CIRCUITRY AND/OR SYSTEM ASPECTS SPECIFIC TO THE DVD SYSTEMS (AND SIMILAR OPTICAL READ-OUT SYSTEMS),

       (II) THE RIGHTS AND LICENSES GRANTED UNDER THIS AGREEMENT APPLY ONLY TO SUCH PART OF A COMBINATION OF ONE OR MORE LICENSED PRODUCTS OR DVD PLAYERS WITH ANY OTHER ELEMENTS, PRODUCTS, SYSTEMS, EQUIPMENT OR SOFTWARE WHICH IS IN COMPLIANCE WITH THE DVD-VIDEO AND DVD-ROM STANDARD SPECIFICATIONS.

2.07 It is acknowledged and agreed that Exhibit I may be amended from time to time, based upon an evaluation of the Licensed Patents by an independent patent expert appointed by Philips. In the event that, as a result of such evaluation, any of the Licensed Patent(s) are found not to be essential (as defined in Article 1.07) such Licensed Patent(s) shall be deleted from Exhibit I and Licensee shall be so notified. Notwithstanding such deletion, Licensee shall retain the right to continue the use of such deleted patent right(s) in accordance with this Agreement, without any additional payment, unless Licensee explicitly notifies USPC in writing of its decision to refrain from exercising such right.


                            Article 3 -- Have made
                            ----------------------

3.01 The licenses and rights granted to Licensee and its Associated Companies pursuant to Article 2 include the right for Licensee and its Associated Companies to have third parties manufacture Licensed Products for Licensee's or its Associated Companies' use and account in accordance with the provisions hereof.

                  Article 4 - Royalties, Reports and Payments
                  -------------------------------------------

4.01 Upon execution of this Agreement, Licensee will make a non-refundable payment of ten thousand US Dollars (US$ 10,000) to USPC. From this amount of US$ 10,000, an amount of five thousand US Dollars (US$ 5,000) shall be regarded as an advance payment against royalties payable pursuant to Article 4.02.

4.02 In consideration of the rights granted hereunder by USPC to Licensee, Licensee agrees to pay to USPC royalties on each Licensed Product sold by Licensee or any of its Associated Companies, in which any one or more Licensed Patents is (are) used, irrespective of whether such Licensed Patent(s) is (are) used in the country of manufacture, use, sale or other disposal.

       These royalties shall amount to five US Dollar Cents (US$ 0.05) on each Licensed Product.

       A Licensed Product shall be considered sold when invoiced or, if not invoiced, when delivered by any party or otherwise disposed of to a party other than Licensee or an Associated Company of Licensee.

       No royalties shall be payable on Licensed Products purchased by Licensee or any of its Associated Companies on a "have made" basis in accordance with Article 3 from third party manufacturers, duly licensed by USPC or Philips, provided that Licensee can demonstrate to USPC's satisfaction, that such party manufacturer has paid to USPC or Philips the royalties due in respect of such Licensed Products.

       For the avoidance of doubt, in the event that none of the Licensed Patents would be infringed by the manufacture of Licensed Products within the Territory, Licensee shall have no obligation to pay royalties in respect of Licensed Products manufactured within the Territory and which are directly exported for final use to a country in which no Licensed Patents subsist.

4.03 Within thirty (30) days following 31 March, 30 June, 30 September and 31 December of each year during the term of this Agreement, Licensee shall submit to USPC (even in the event that no sales have been made) a written statement, signed by a duly authorized officer on behalf of Licensee, setting forth with respect to the preceding quarterly period:

       (1) the quantities of Licensed Products manufactured and sold by Licensee and its Associated Companies specified per individual type of Licensed Product, to wit:
              -  DVD-Video Discs;
              -  DVD-ROM Discs;

       (2) on a per country basis specified for each individual type of Licensed Product:

              (a) the trademarks used on or in connection with the sale of Licensed Products; and

              (b) the quantities of Licensed Products sold or otherwise disposed of;

       (3)    a computation of the royalties due under this Agreement.

       Licensee shall submit to USPC, once per calendar year, a written statement by its external auditors, who shall be independent certified accountants, confirming that the quarterly royalty statements as submitted by Licensee to USPC for the last four quarterly periods, were true, complete and accurate in every respect.

       Licensee shall pay the royalties due to USPC concurrently with the submission of the aforementioned written statement.

4.04 Within 30 days following the expiration or termination of this Agreement, Licensee shall submit to USPC a certified report on the number of Licensed Products in stock at the time of expiration or termination of this Agreement. Royalties shall be due and payable on all Licensed Products manufactured prior to, but remaining in stock with Licensee and/or its Associated Companies at the date of expiration or termination of this Agreement. For the purpose of royalty computation, all Licensed Products in stock will be deemed to have been sold or otherwise disposed of in the same countries and in proportionally the same quantities as in the last two full reporting quarters during the term of this Agreement. For the avoidance of doubt, this Article 4.04 shall be without prejudice to the provisions of Article 10.05.

4.05 All payments which are not made on the dates specified herein, shall accrue interest at the rate of two percent (2%) per month or the maximum amount permitted by law, whichever is lower.

4.06 All payments to USPC under this Agreement shall be made by transfer in such currency, convertible in the sense of Articles VIII and XIX of the Articles of Agreement of the International Monetary Fund, as designated by USPC. The rate of exchange for converting the currency of the Territory shall be the telegraphic transfer selling rate of the designated currency (or other convertible currency as the case may be) in terms of the currency officially quoted in the Territory by the officially authorized foreign exchange bank for payment of currency transactions on the day that the amount is due and payable.

4.07 All costs, stamp duties, taxes and other similar levies arising from or in connection with the conclusion of this Agreement shall be borne by Licensee. However, in the event that the government of a country imposes any income taxes on payments made by Licensee to USPC hereunder and requires Licensee to withhold such tax from such payments, Licensee may deduct such tax from such payments. In such event, Licensee shall promptly provide USPC with tax receipts issued by the relevant tax authorities so as to enable USPC to support a claim for credit against income taxes which may be payable by USPC.

4.08 In order that the royalty statements provided for in this Article 4 may be verified, Licensee shall maintain complete and accurate books and records covering all sales or other disposals of Licensed Products by Licensee and/or its Associated Companies, for a period of three (3) years following such sales or other disposals.

       In order to verify the accuracy of the aforementioned royalty statements USPC shall have the right to inspect such books and records of Licensee and/or its Associated Companies from time to time, but not more than once per calendar year, by an independent certified accountant appointed by USPC. Such inspection shall be conducted at USPC's own expense provided that if any discrepancy or error exceeding three percent (3%) of the monies actually due is established, the cost of such inspection shall be borne by Licensee, without prejudice to any other claims that USPC may have under this Agreement or under applicable law.

4.09 Without prejudice to the provisions of Article 4.08, Licensee shall provide relevant additional information as USPC may reasonably request from time to time to enable USPC to ascertain which products manufactured, sold or otherwise disposed of by Licensee and/or its Associated Companies are subject to the payment of royalties to USPC hereunder, the patent rights which have been used in connection with such products, and the amount of royalties payable.

4.10 Within thirty (30) days after execution of this Agreement, Licensee shall pay to USPC a royalty, calculated according to the provisions of Article 4.02, on products which would have been Licensed Products under this Agreement and were manufactured, used, sold or otherwise disposed of by Licensee and/or its Associated Companies before the Effective Date of this Agreement and shall submit to USPC concurrently with this royalty, as calculated herein, a royalty statement in respect of such products, in accordance with Article 4.03. Upon the payment of this royalty, as calculated herein, such products shall become Licensed Products.


                    Article 5 - Most Favourable Conditions
                    --------------------------------------

5.01 In the event that licenses under the patent rights referred to in Article 2 would be granted by USPC for Licensed Products to a third party, under substantially similar conditions but at a royalty rate more favourable than the rate payable by Licensee under this Agreement, Licensee shall be entitled to the same royalty rate applicable to such third party, provided always that this right of Licensee shall not apply in respect of cross-license agreements or other agreements providing for a consideration which is not exclusively based on payment of royalties and further provided that this right of Licensee shall not apply in respect of licenses or other arrangements made pursuant to a court decision or the settlement of a dispute between USPC and a third party, irrespective of the nature of such dispute, the terms of the court decision or the settlement terms.


                 Article 6 -- No Warranty and Indemnification
                 --------------------------------------------

6.01 USPC makes no representation or warranty as to the completeness or accuracy of any information as may be provided in connection with this Agreement, nor with respect to the ability of Licensee to achieve interchangeability with respect to Licensed Products through the use of such information. USPC makes no warranty whatsoever that the use of information supplied by USPC or Philips does not infringe or may not cause infringement of any industrial or intellectual property rights owned or controlled by third parties, or any industrial or intellectual property rights owned or controlled by USPC, Philips, Sony and Pioneer or their respective Associated Companies not licensed pursuant to Article 2.

     It is acknowledged by the parties hereto that third parties may own industrial and/or intellectual property rights in the field of Licensed Products and Licensee acknowledges and agrees that USPC, Philips, Sony and Pioneer and their respective Associated Companies make no warranty whatsoever that manufacture, use, sale or other disposal of any Licensed Product will be free from infringement of any industrial and/or intellectual property rights other than the Licensed Patents. USPC, Philips, Sony and Pioneer and their respective Associated Companies shall be fully indemnified and held harmless by Licensee from and against any and all third party claims in connection with Licensed Products manufactured, sold or otherwise disposed of by Licensee and/or any of its Associated Companies.


                          Article 7 - Confidentiality
                          ---------------------------

7.01 Licensee and its Associated Companies shall, during the term of this Agreement as specified in Article 10.01 and for a period of three (3) years thereafter, not disclose to any third party any information relating to the manufacture and sale of Licensed Products acquired from USPC, Philips or Philips' Associated Companies, or use such information for any other purpose than the manufacture or disposal of Licensed Products in accordance with this Agreement. This obligation shall not apply to the extent information so acquired:

     (a) was known to Licensee or its Associated Companies prior to the date on which such information was acquired from USPC, Philips, Sony or Pioneer or any of their Associated Companies, as shown by records of Licensee or any Associated Company of Licensee or otherwise demonstrated to USPC's satisfaction;

     (b) is or has become available to the public through no fault of Licensee or any of its Associated Companies;

     (c) was or is received from a third party who was under no confidentiality obligation in respect of such information..

     In protecting information acquired from USPC, Philips or Philips' Associated Companies relating to the manufacture of Licensed Products, Licensee and its Associated Companies shall take all necessary measures and precautions, including, but not limited to, measures requiring their present and future employees to give suitable undertakings of secrecy both for the period of their employment and thereafter, and shall protect such information in the same manner and with the same degree of care with which Licensee protects its own information of a confidential nature.


                          Article 8 - Patent Markings
                          ---------------------------

8.01 If requested by USPC, Licensee shall place appropriate patent markings on an exposed surface of the Licensed Products made, used, sold or otherwise disposed of hereunder. The content, form, location and language used in such markings shall be in accordance with the laws and practices of the country where such markings are used.

                            Article 9 - Assignment
                            ----------------------

9.01 This Agreement shall inure to the benefit of and be binding upon each of the parties hereto and their respective assignees. It may not be assigned in whole or in part by Licensee without the prior consent in writing of USPC except in the event of a bona fide and solvent merger, consolidation or other transfer of all or substantially all the assets of Licensee and except that Licensee may freely assign this Agreement to any of its Associated Companies provided that Licensee shall remain liable hereunder and the transferee has the capability to perform all obligations on Licensee's part hereunder.

                       Article 10 - Term and Termination
                       ---------------------------------

10.01 This Agreement shall enter into force on the "Effective Date", being the date first written above, or, in the case validation of this Agreement is required by the competent governmental authorities, the date of such validation. This Agreement shall remain in force for a period of ten (10) years from the Effective Date, unless terminated earlier in accordance with the provisions of this Article 10.

10.02 Without prejudice to the provisions of Article 10.03 through 10.05, each party may terminate this Agreement at any time by means of written notice to the other party in the event that the other party fails to comply with any material obligation under this Agreement and, such failure is not remedied within thirty (30) days after receipt of a notice specifying the nature of such failure and requiring it to be remedied. Such right of termination shall not be exclusive of any other remedies or means of redress to which the non-defaulting party may be lawfully entitled and all such remedies shall be cumulative. Any such termination shall not affect any royalties or other payment obligations under this Agreement accrued prior to such termination.

10.03 USPC may terminate this Agreement forthwith by means of notice in writing to Licensee in the event that a creditor or other claimant takes possession of, or a receiver, administrator or similar officer is appointed over any of the assets of Licensee or in the event that Licensee makes any voluntary arrangement with its creditors or becomes subject to any court or administration order pursuant to any bankruptcy or insolvency law.

10.04 USPC shall have the right to terminate this Agreement forthwith or to revoke the license granted under any of USPC's, Philips', Sony's or Pioneer's respective patent rights in the event that Licensee or any of its Associated Companies brings a lawsuit or other proceeding for infringement of any of its essential patents related to Licensed Products or DVD Players against Philips, Sony or Pioneer and/or any of their respective Associated Companies respectively and Licensee refuses to license such patents on fair and reasonable terms to Philips, Sony and Pioneer respectively.

10.05 Upon the termination by USPC for any reason pursuant to Article 10.02 through 10.04, Licensee shall immediately cease the manufacture, sale or other means of disposal of

      Licensed Products in which the Licensed Patents are used. Further, upon such termination, any and all amounts outstanding hereunder shall become immediately due and payable


                          Article 11 - Miscellaneous
                          --------------------------

11.01 Any notice or request required or permitted to be given under or in connection with this Agreement or the subject matter hereof shall be in writing and shall be deemed to have been sufficiently given when, if given to Licensee.

      it is addressed to:

      Future Media Productions, Inc.
      25136 Anza Drive
      Valencia, California 91355

      and in respect to USPC, to:

      U.S. Philips Corporation
      580 White Plains Road
      Tarrytown, New York 10591
      Fax. No.: 914-332-0615

      and sent in each case by telecopy and Registered Mail, postage prepaid. The date of mailing shall be deemed to be the date on which such notice of request has been given. Either party may give written notice of change of address and, after notice of such change has been received, any notice or request required to be given shall thereafter be given to such party at such changed address in the manner as provided above.

11.02 This Agreement sets forth the entire understanding and agreement between the parties as to the subject matter hereof and supersedes and replaces all prior arrangements, discussions and understandings between the parties specifically relating thereto. Neither party shall be bound by any obligation, warranty, waiver, release or representation, except as expressly provided herein, or as may subsequently be agreed in writing between the parties.

11.03 Nothing contained in this Agreement shall be construed

      (a) as imposing on either party any obligation to instigate any suit or action for infringement of any of the patent rights licensed hereunder or to defend any suit or action brought by a third party which challenges or relates to the validity of any of such patent rights. Licensee shall have no right to instigate any such suit or action for infringement of any of the patent rights licensed by USPC hereunder, nor the right to defend any such suit or action which challenges or relates to the validity of any such patent right licensed by USPC hereunder;

      (b) as imposing any obligation to file any patent application or to secure any patent or to maintain any patent in force;

      (c) as conferring any license or right to copy or imitate the appearance and/or design of any product,

      (d) as conferring any license under the patent rights licensed pursuant to Article 2 hereof, to manufacture, use, sell or otherwise dispose of any product or device other than a Licensed Product. This sub clause (d) of this Article 11.03 shall however not be considered a prohibition of Licensee to manufacture Licensed Products as part of and incorporated in combination products.

11.04 Neither the failure nor delay of either party to enforce any provisions of this Agreement shall constitute a waiver of such provision or of the right of either party to enforce each and every provision of this Agreement.

11.05 Should any provision of this Agreement be finally determined void or unenforceable in any judicial proceeding, such determination shall not affect the operation of the remaining provisions hereof.

11.06 This Agreement and all disputes, claims or controversies arising out of, or in any way relating to, this Agreement ("Dispute") shall be governed by and construed, and any claim or controversy arising with respect thereto shall be determined, in accordance with the laws and in the competent courts of the State of New York. The parties hereto consent to the personal jurisdiction of the competent courts of the State of New York for the purpose of prosecuting or resolving any such Dispute.

AS WITNESS, the parties hereto have caused this Agreement to be signed on the date first written above.

U.S. PHILIPS CORPORATION                FUTURE MEDIA PRODUCTIONS, INC.


/s/ Algy Tamoshunas                     /s/ Louis Weiss
----------------------------------      ---------------------------------------
Algy Tamoshunas                         Name: Louis Weiss

Title: Vice President                   Title: CFO
       ---------------------------            ---------------------------------
Date:   2/8/00                          Date:  1/21/00
       ---------------------------           ----------------------------------

                   DVD - Video/ROM Disc Patent List Philips

=================================================================================================================================
Licensor's       Priority DOC/           Title                                       US Patent PS           JP Patent PS
Ref. No.         Priority Date                                                       Appln. No/Exp. date    Publ. PPU/Exp. date
=================================================================================================================================
N 6493           NL 72.11999/            - Read out of optical disc via substrate.   PS 5,068,846/                 -

                 02.09.1972                                                          26.11.2008
---------------------------------------------------------------------------------------------------------------------------------
N 14.746         EP 94.200.387.2/        EFM + -Modulation scheme for high density   PS 5,696,505/          PPU 97-512,392/
                 15.02.1994              disc.
                                                                                     08.02.2015             01.02.2015

                                                                                     A 08-900,275
---------------------------------------------------------------------------------------------------------------------------------
N 15.093         BE 094.01044/           Disc size on disc.                          A 08-558,517/          PPU 97-507,946/
                 18.11.1994
                                                                                                            31.10.2015
---------------------------------------------------------------------------------------------------------------------------------
N 14.752         EP 94.200.339.3/        SD Block format, with error coding          PS 5,838,696/          PPU 96-509,316/
                                         interleave.
                 16.02.1994                                                          16.02.2015             14.02.2015

                                                                                     A 09-136,650
---------------------------------------------------------------------------------------------------------------------------------
N 13.409         NL 90.01771/            DVD Sector and word offset in headers       PS 5,740,310/          PPU 92-233,380/
                 06.08.1990              for video block pointers.                                          04.06.2011

                                                                                     PS 5,745,641/
---------------------------------------------------------------------------------------------------------------------------------
N 15.156         EP 94.203.642.7/        DVD/DVB Subtitle compression (pixel based   A 08-572,255/          PPU 97-509,552/
                                         region/subregion).                          13.12.2015             12.12.2015
                 14.12.1994
=================================================================================================================================

All corresponding patent applications, patents, divisions, continuations and reissues based upon any of the patent applications or patents of this is considered to be concluded as an integral part of this list.

                   DVD - Video/ROM Disc Patent List Philips

=================================================================================================================================
Licensor's       Priority DOC/           Title                                       US Patent PS           JP Patent PS
Ref. No.         Priority Date                                                       Appln. No/Exp. date    Publ. PPU/Exp. date
=================================================================================================================================
N 15.395         EP 95.202.012.1/        DVD Subtitle duration                       A 08-516,836/          A 97-506,485/
                 21.07.1995
                                                                                     18.08.2015             12.07.2016
---------------------------------------------------------------------------------------------------------------------------------
N 15.424         EP 95.202.215.0/        DVD path control system.                    A 08-692,918/          PCT-JP 96/02, 188/
                 16.08.1995
                                                                                     31.07.2016             02.08.2016
---------------------------------------------------------------------------------------------------------------------------------
B 33.971  }      GB 95.02172.1/          DVD Subtitle compression (run-length        A 08-593,963/          PPU 98-500,273/
          }      03.02.1995              coding).                                                           26.01.2016
B 33.973  }      GB 95.03063/
                 16.02.1995
---------------------------------------------------------------------------------------------------------------------------------
N 15.110         EP 94.203.466.1/        Variable bitrate Optical Recording System.  A 08-562,660/          PPU 97-509,004/
                 29.11.1994
                                                                                     27.11.2015             16.11.2015

                                                                                     A 08-858,482/
---------------------------------------------------------------------------------------------------------------------------------
Q88.053          US A 07.157832/         Method of affixing information on read     PS 4,961,077/           PS 2,810,950/
                 19.02.1988              only optical discs.
                                                                                    19.02.2008              20.02.2009
---------------------------------------------------------------------------------------------------------------------------------

All corresponding patent applications, patents, divisions, continuations and reissues based upon any of the patent applications or patents of this is considered to be concluded as an integral part of this list.

                  DVD - Video/ROM Disc Patent List Philips

==================================================================================================================
Licensor's       Priority DOC/         Title                         US Patent PS            JP Patent PS
Ref. No.         Priority Date                                       Appln. No/Exp. date     Publ. PPU/Exp. date
==================================================================================================================
N 14.950         EP 94.202262.5/       Mastering write strategy.     PS 5,605,782/           PPU 95-320,208/
                 05.08.1994                                          22.12.2014              22.12.2014
                                                                     PS 5,790,512/
                                                                     22.12.2014
==================================================================================================================
N 14.789         EP 94.200.922.6/      A Rate 8/9 DC-FREE Code       PS 5,642,113/           PPU 96-511,405/
                 05.04.1994                                          15.02.2015              21.03.2015
==================================================================================================================


All corresponding patent applications, patents, divisions, continuations and reissues based upon any of the patent applications or patents of this list considered to be concluded as an integral part of this list.

                     DVD - Video/ROM Disc Patent List Sony

=======================================================================================================================
Licensor's    Priority DOC/      Title                                 US Patent PS             JP Patent PS
Ref. No.      Priority Date                                             Appln. No/Exp. date     Publ. PPU/Exp. date
=======================================================================================================================
#01           S55-050,887        ECC for the sector ID                 PS 4,364,081/
              S55-056,882                                              16.04.2001
-----------------------------------------------------------------------------------------------------------------------
#02           S56-017,734        DSV control word                      PS 4,456,905/            PS 1,547,082/
                                                                       08.02.2002               09.02.2001
-----------------------------------------------------------------------------------------------------------------------
#03           H06-157,175        8/16 Modulation                       PS 5,818,367/            LN1108-03l,100
                                                                       06.10.2015
-----------------------------------------------------------------------------------------------------------------------
 #04          H06-116,213        Branching Operation                   Re. 33,765/              PS 2,544,333/
                                                                       01.05.2006               29.05.2005
--------------------------------------------------------------------------------------------------------------------------
 #05          S61-093,892        Flag for variable bit-rate ID)        PS 4,819,236/            PS 2,740,163/
              H08-008,149                                              04.04.2009               23.04.2006
                                                                                                PS 2,728,076
                                                                                                23.04.2006
 ----------------------------------------------------------------------------------------------------------------------

All corresponding patent applications, patents, divisions, continuations and reissues based upon any of the patent applications or patents of this list considered to be concluded as an integral part of this list.

                     DVD - Video/ROM Disc Patent List Sony


====================================================================================================================================
Licensor's      Priority DOC/    Title                                                  US Patent PS          JP Patent PS
Ref. No.        Priority Date                                                           Appln. No/Exp. date   Publ: PPU/Exp. date
====================================================================================================================================
#06            S63-025,475       AV sync. code                                                                PS 2,636,294/
               H07-037,627                                                                                    14.08.2009
                                                                                                              LN1107-21l,007
------------------------------------------------------------------------------------------------------------------------------------
#07            H04-249,791       24 Hz encoding for 2/3 pull down video signals         PS 5,461,420/         LN1107-099,603
               H04-249,792                                                              17.09.2013
               H05-166,746
               H05-233,894
------------------------------------------------------------------------------------------------------------------------------------
#08            H04-277,956       Data search information entry point                    PS 5,455,684/         PS 2,785,220/
               H04-350,577                                                              22.09.2013            04.12.2012
               H04-355,558                                                              PS 5,568,274/         LN1106-144,522
                                                                                        22.10.2013
------------------------------------------------------------------------------------------------------------------------------------
#09            S57-029,472       Transform coding and band dividing                                           PS 1,756,619/
                                                                                                              25.02.2002
------------------------------------------------------------------------------------------------------------------------------------
#10            H01-186,603       Frame Size Control                                     PS 5,299,238/         LN1103-052,332
                                                                                        PS 5,299,239/
                                                                                        PS 5,299,240/
                                                                                        29.03.2011
------------------------------------------------------------------------------------------------------------------------------------

All corresponding patent applications, patents, divisions, continuations and reissues based upon any of the patent applications or patents of this list considered to be concluded as an integral part of this list.

                     DVD - Video/ROM Disc Patent List Sony


====================================================================================================================================
Licensor's      Priority DOC/    Title                                                  US Patent PS          JP Patent PS
Ref. No.        Priority Date                                                           Appln. No/Exp. date   Publ. PPU/Exp. date
====================================================================================================================================
#11             H02-021,210      An optical recording medium                            PS 5,533,001/         LN1103-225,650
                                                                                        02.07.2013            LN1109-185,852
                                                                                                              LN1109-204,688
                                                                                                              LN1109-204,689
------------------------------------------------------------------------------------------------------------------------------------
#12              H02-021,210     An optical disc system                                 PS 5,587,990/         LN1103-225,650
                                                                                        24.12.2013            LN1109-185,852
                                                                                                              LN1109-204,688
                                                                                                              LN1109-204,689
-----------------------------------------------------------------------------------------------------------------------------------
#13              H02-021,210     An optical disc                                        PS 5,757,733/         LN1103-225,650
                                                                                        30.01.2011            LN1109-185,852
                                                                                                              LN1109-204,688
                                                                                                              LN1109-204,689
------------------------------------------------------------------------------------------------------------------------------------
#14              H02-021,210     An optical recording and/or reproducing apparatus      PS 5,610,880/         LN1103-225,650
                                                                                        30.01.2011            LN1109-185,852
                                                                                                              LN1109-204,688
                                                                                                              LN1109-204,689
------------------------------------------------------------------------------------------------------------------------------------

All corresponding patent applications, patents, divisions, continuations and reissues based upon any of the patent applications or patents of this list considered to be concluded as an integral part of this list.

                  DVD - Video/ROM Disc Patent List Sony

====================================================================================================================================
Licensor's     Priority DOC/     Title                                                  US Patent PS          JP Patent PS
Ref. No.       Priority Date                                                            Appln. No/Exp. date   Publ. PPU/Exp. date
====================================================================================================================================
#15            H07-088,607       Color-control of subtitle                              PS 5,748,256/         LN1108-265,661

                                                                                        21.03.2016
---------------------------------------------------------------------------------------------------------------------------------
#16            H07-099,436       Position-information for displaying subtitle           A 08/627,742          LN1108-275,205
---------------------------------------------------------------------------------------------------------------------------------
#17            H07-202,703       Information for searching subtitle data                A 08/683,344          LN1109-035,458
---------------------------------------------------------------------------------------------------------------------------------
#18            H07-200,121       Path control                                           A 08/692,918          LN1109-106,631
               H07-200,122
               H08-203,966
---------------------------------------------------------------------------------------------------------------------------------
#19            H07-214,675       Top-field-flag of GOP                                  A 08/701,754          LN1109-121,360
               H08-221,592
---------------------------------------------------------------------------------------------------------------------------------
#20            H07-215,506       Subtitle-displaying duration                           PS 5,748,217/         LN1109-051,502
                                                                                        24.07.2016
---------------------------------------------------------------------------------------------------------------------------------
#21            H06-306,971       Disc having layer number                                                     LN1109-147,762
---------------------------------------------------------------------------------------------------------------------------------
#22            H07-006,902       Line 21 data for closed caption                        A 08/586,158          LN1108-205,075
---------------------------------------------------------------------------------------------------------------------------------
#23            H07-211,420       IPP address for closed caption                         A 08/688,819          LN1109-046,712
---------------------------------------------------------------------------------------------------------------------------------
#24            H07-200,082       Aspect ratio data for VBID/WSS                         A 08/692,276          LN1109-051,501
---------------------------------------------------------------------------------------------------------------------------------

All corresponding patent applications, patents, divisions, continuations and reissues based upon any of the patent applications or patents of this list considered to be concluded as an integral part of this list.

                  DVD - VIDEO/ROM Disc Patent List Sony

====================================================================================================================================
Licensor's     Priority DOC/     Title                                                  US Patent PS          JP Patent PS
Ref. No.       Priority Date                                                            Appln. No/Exp. date   Publ. PPU/Exp. date
====================================================================================================================================
#25            H07-197,816       Availability flag of audio/sub-picture stream          A 08/690,873          LNI109-102,932
               H08-133,644
------------------------------------------------------------------------------------------------------------------------------------
#26            H08-023,500       Interleaved unit size for seamless play                PS 5,721,591/         LN1109-274,769
               H09-026,238                                                              30.01.2017
====================================================================================================================================


All corresponding patent applications, patents, divisions, continuations and reissues based upon any of the patent applications or patents of this list considered to be concluded as an integral part of this list.

                  DVD - Video/ROM Disc Patent List Pioneer

====================================================================================================================================
Licensor's      Priority DOC/    Title                                                  US Patent PS          JP Patent PS
Ref. No.        Priority Date                                                           Appln. No/Exp. date   Publ. PPU/Exp. date
====================================================================================================================================
42P30201        J 63-67598/       Method of recording and reproducing picture           PS 4,953,035/         PS 2,811,445/
                22.03.1988        information, recording medium, and recording          23.09.2008            22.03.2008
                                  medium playing apparatus.
------------------------------------------------------------------------------------------------------------------------------------
41P30564        J 62-169368/      Method of recording and reproducing information and                         PPU 01-12,777
                07.07.1987        recording medium.
------------------------------------------------------------------------------------------------------------------------------------
42P30166        J 63-46604/       Method of recording and reproducing picture                                 PS 2,735,557/
                29.02.1988        information and recording medium.                                           29.02.2008
 -----------------------------------------------------------------------------------------------------------------------------------
42P30229        J 63-57401/       Method of recording and reproducing picture            PS 5,315,400/        PPU 01-232,573
                11.03.1988        information, recording medium, and recording medium    24.05.2011
                                  playing apparatus.
------------------------------------------------------------------------------------------------------------------------------------
42P30236        J 63-102175/      Method and apparatus for recording and                 PS 5,063,551/        PPU 01-273,268
                25.04.1988        reproducing picture information and recording medium   31.01.2009
------------------------------------------------------------------------------------------------------------------------------------
47P40013        J 04-243803/      Video disc having an aspect ratio information and      A 115,771            PPU 06-98,291
                11.09.1992        video disc player having an aspect ratio               A 334,374
                                  converting function.

------------------------------------------------------------------------------------------------------------------------------------
47P30077        J 04-293888/      Audio recording medium and audio reproducing                                PPU 06-124,540
                07.10.1992        apparatus thereof.
------------------------------------------------------------------------------------------------------------------------------------

All corresponding patent applications, patents, divisions, continuations and reissues based upon any of the patent applications or patents of this list considered to be concluded as an integral part of this list.

                  DVD -- Video/ROM Disc Patent List Pioneer

===================================================================================================================================
Licensor's   Priority DOC/      Title                                                  US Patent PS             JP Patent PS
Ref. No.     Priority Date                                                             Appln. No/Exp. date      Publ. PPU/Exp. date
===================================================================================================================================
48P40116     J 05-282514/       Optical disk having synchronous marks and data         PS 5,629,924/            PS 2,849,033/
             11.11.1993         marks to satisfy certain criteria Optical disc and     07.11.2014               11.11.2013
                                spindle servo circuit for playing apparatus thereof.                            A 08-236,411
-----------------------------------------------------------------------------------------------------------------------------------
48P30016     J 05-124068/       Recording medium and karaoke reproducing apparatus.    PS 5,473,106/            PPU 06-332,485
             26.05.1993                                                                24.05.2014
-----------------------------------------------------------------------------------------------------------------------------------
48P30015     J 05-124070/       Recording medium and karaoke reproducing apparatus.    PS 5,466,883/            PPU 06-332,481
             26.05.1993                                                                25.05.2014
-----------------------------------------------------------------------------------------------------------------------------------
48P30019     J 05-124067/       Recording medium playing apparatus and recording       A 719,466                A 08-336,031
             26.05.1993         medium.
-----------------------------------------------------------------------------------------------------------------------------------
45P40038     J 02-179794/       Information storage medium and apparatus for           PS 5,336,844/            A 10-315,653
             06.07.1990         reproducing information therefrom.                     09.08.2011
-----------------------------------------------------------------------------------------------------------------------------------
48P30012     J 05-148156/       Recording medium playing apparatus and recording       A 719,466                A 08-336,054
             18.06.1993         medium
-----------------------------------------------------------------------------------------------------------------------------------
50P40030     J 06-174511/       Multi-layered recording disk and                       PS 5,608,715/            PPU 08-96,406
             26.07.1994         recording/reproducing system using the same.           20.07.2015
-----------------------------------------------------------------------------------------------------------------------------------
50P40040     J 07-166024/       Information recording medium, and apparatus for        A 670,533                PPU 09-17,159
             30.06.1995         recording or reproducing on or from the same.          Notice of Allowance
-----------------------------------------------------------------------------------------------------------------------------------

All corresponding patent applications, patents, divisions, continuations and reissues based upon any of the patent applications or patents of this list considered to be concluded as an integral part of this list.

                  DVD -- Video/ROM Disc Patent List Pioneer

===================================================================================================================================
Licensor's   Priority DOC/      Title                                                  US Patent PS             JP Patent PS
Ref. No.     Priority Date                                                             Appln. No/Exp. date      Publ. PPU/Exp. date
===================================================================================================================================
50P40041     J 07-170913/       Method and apparatus for recording record medium,      A 675,016                PPU 09-23,404
             06.07.1995         and apparatus for reproducing the same.                Notice of Allowance
-----------------------------------------------------------------------------------------------------------------------------------
50P40166     J 08-41942/        Information record media, apparatus for recording      A 806,459                PPU 09-231,730
             28.02.1996         the same and apparatus for reproducing the same.
-----------------------------------------------------------------------------------------------------------------------------------
50P40188     J 08-41943/        Information record media, apparatus for recording      A 806,458                PPU 09-231,677
             28.02.1996         the same and apparatus for reproducing the same.
-----------------------------------------------------------------------------------------------------------------------------------
50P40174     J 08-57757/        Information record media, apparatus for recording      A 815,956                PPU 09-251,759
             14.03.1996         the same and apparatus for reproducing the same.
-----------------------------------------------------------------------------------------------------------------------------------
50P40171     J 08-59834/        Information record media, apparatus for recording      A 816,889                PPU 09-251,760
             15.03.1996         the same and apparatus for reproducing the same.       Notice of Allowance
-----------------------------------------------------------------------------------------------------------------------------------
50P40189     J 08-59835/        Information record media, apparatus for recording      A 815,184                PPU 09-251,717
             15.03.1996         the same and apparatus for reproducing the same.
-----------------------------------------------------------------------------------------------------------------------------------
50P40182     J 08-59836/        Information record media, apparatus for recording      A 812,882                PPU 09-252,449
             15.03.1996         the same and apparatus for reproducing the same.
-----------------------------------------------------------------------------------------------------------------------------------
50P40167     J 08-59837/        Information record media, apparatus for recording      A 816,686                PPU 09-252,450
             15.03.1996         the same and apparatus for reproducing the same.
-----------------------------------------------------------------------------------------------------------------------------------

All corresponding patent applications, patents, divisions, continuations and reissues based upon any of the patent applications or patents of this list considered to be concluded as an integral part of this list.

                  DVD -- Video/ROM Disc Patent List Pioneer

===================================================================================================================================
Licensor's   Priority DOC/      Title                                                  US Patent PS             JP Patent PS
Ref. No.     Priority Date                                                             Appln. No/Exp. date      Publ. PPU/Exp. date
===================================================================================================================================
50P40164     J 08-59838/        Information record media, apparatus for recording      A 816,941                PPU 09-251,761
             15.03.1996         the same and apparatus for reproducing the same.
-----------------------------------------------------------------------------------------------------------------------------------
50P40176     J 08-61470/        Information record media, apparatus for recording      A 822,157                PPU 09-251 ,763
             18.03.1996         the same and apparatus for reproducing the same.       Notice of Allowance
-----------------------------------------------------------------------------------------------------------------------------------
50P40165     J 08-61471/        Information record media, apparatus for recording      A 819,012                PPU 09-261,584
             18.03.1996         the same and apparatus for reproducing the same.
-----------------------------------------------------------------------------------------------------------------------------------
50P40187     J 08-61472/        Information record media, apparatus for recording      A 819,011                PPU 09-251,723
             18.03.1996         the same and apparatus for reproducing the same.
-----------------------------------------------------------------------------------------------------------------------------------
50P40186     J 08-61473/        Information record media, apparatus for recording      PS 5,805,537/            PPU 09-251,762
             18.03.1996         the same and apparatus for reproducing the same.       17.03.2017
-----------------------------------------------------------------------------------------------------------------------------------
50P40180     J 08-63590/        Information record media, apparatus for recording      A 820,256                PPU 09-259,573
             19.03.1996         the same and apparatus for reproducing the same.       Notice of Allowance
-----------------------------------------------------------------------------------------------------------------------------------
50P40184     J 08-63591/        Information record media, apparatus for recording      A 820,257                PPU O9-259,574
             19.03.1996         the same and apparatus for reproducing the same.
-----------------------------------------------------------------------------------------------------------------------------------
50P40169     J 08-66403/        Information record media, apparatus for recording      A 821,424                PPU 09-259,541
             22.03.1996         the same and apparatus for reproducing the same.
-----------------------------------------------------------------------------------------------------------------------------------

All corresponding patent applications, patents, divisions, continuations and reissues based upon any of the patent applications or patents of this list considered to be concluded as an integral part of this list.

                  DVD -- Video/ROM Disc Patent List Pioneer

===================================================================================================================================
Licensor's   Priority DOC/      Title                                                  US Patent PS             JP Patent PS
Ref. No.     Priority Date                                                             Appln. No/Exp. date      Publ. PPU/Exp. date
===================================================================================================================================
50P40185     J 08-66404/        Information record media, apparatus for recording      PS 5,742,569/            PPU 09-259,506
             22.03.1996         the same and apparatus for reproducing the same.       21.03.2017
-----------------------------------------------------------------------------------------------------------------------------------
50P40168     J 08-66405/        Information record media, apparatus for recording      A 822,457                PPU 09-259,542
             22.03.1996         the same and apparatus for reproducing the same.
-----------------------------------------------------------------------------------------------------------------------------------
50P40175     J 08-68730/        Information record media, apparatus for recording      A 825,560                PPU 09-265,765
             25.03.1996         the same and apparatus for reproducing the same.       Notice of allowance
-----------------------------------------------------------------------------------------------------------------------------------
50P40163     J 08-82932/        Information record media, apparatus for recording      A 834,806                PPU 09-274,776
             04.04.1996         the same and apparatus for reproducing the same.
-----------------------------------------------------------------------------------------------------------------------------------
50P40179     J 08-83478/        Information record media, apparatus for recording      A 831,716                PPU 09-282,848
             05.04.1996         the same and apparatus for reproducing the same.
-----------------------------------------------------------------------------------------------------------------------------------
50P40181     J 08-85808/        Information record media, apparatus for recording      A 833,476                PPU 09-282,849
             08.04.1996         the same and apparatus for reproducing the same.       Notice of allowance
-----------------------------------------------------------------------------------------------------------------------------------

All corresponding patent applications, patents, divisions, continuations and reissues based upon any of the patent applications or patents of this list considered to be concluded as an integral part of this list.